UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)     June 4, 2007

COMMUNCIATE.COM INC.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-29929 (Commission File Number)	88-0346310 (I.R.S. Employer Identification No.)
#600 – 1100 Melville Street, Vancouver, British Columbia (Address of principal executive offices)		V6E 4A6 (Zip Code)

Registrant’s telephone number, including area code  604-697-0136

n/a
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.

Entry into a Material Definitive Agreement.

Pursuant to the terms and conditions of an Employment Agreement, dated May 31, 2007, between Communicate.com Inc. and C. Geoffrey Hampson, Communicate.com provides for his employment as Chief Executive Officer for a term of five years or any extension thereof, subject to certain termination rights. The Employment Agreement provides that he will receive an annual base salary of CAD$300,000, subject to annual review as well as a bonus of up to 60% of base salary as determined by the Board of Directors. The Employment Agreement also entitles him to participate in the health and dental and other fringe benefits or policies available to personnel with commensurate duties from time to time.

Pursuant to the Employment Agreement, Communicate will issue and grant options to Mr. Hampson to purchase common shares of Communicate to be determined by the Board of Directors.

In the event Mr. Hampson’s employment is terminated by Communicate without “Just Cause” (as such term is defined in the Employment Agreement), Mr. Hampson is entitled to a severance allowance equivalent to his then current annual base salary and any annualized entitlement to bonus remuneration. Communicate may terminate Mr. Hampson’s Employment Agreement for “Just Cause” (as such term is defined in his Employment Agreement).

See Exhibit 10.7 – Employment Agreement for more details.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 1, 2007, David Jeffs resigned as the Chief Executive Office of Communicate.com Inc but would remain as President.

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Form 8-K	Communicate.com Inc.	Page 2

Also, on June 1, 2007, C. Geoffrey Hampson consented to and was appointed as an additional director of Communicate.com Inc. by the Board of Directors.  Mr. Hampson was also appointed the Chief Executive Officer and the Chairman of Communicate.com Inc. on June 1, 2007, by the board of directors.

C. Geoffrey Hampson (50 years old) is a co-owner of Techvibes.com and has been the CEO and President of PEER 1 Network Enterprises, Inc. from 2001 to 2006.

Mr. Hampson does not hold a directorship in any other reporting company, with the exception of the following:

Mr. Hampson has been a director of Carat Exploration Inc. on the TSX Venture market since 2006 and has been a director of Pacific Rodera Energy Inc. on the TSX Venture market since 1998.

There is no family relationship among the directors or officers.

During the last two years, there has been no transaction or proposed transaction that Communicate.com Inc. was or is a party to in which Mr. Hampson had or is to have a direct or indirect material interest.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.7, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.7 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit	Description
10.7	Employment agreement dated May 31, 2007, between Communicate.com Inc. and C. Geoffrey Hampson	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Communicate.com Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

COMMUNICATE.COM INC.

/s/ David M. Jeffs

Dated:  June 4, 2007

By:  ___________________________________

David M. Jeffs – President

Form 8-K	Communicate.com Inc.	Page 3

Exhibit 10.7

EMPLOYMENT AGREEMENT

THIS AGREEMENT is made as of the 31st day of May, 2007,

B E T W E E N:

COMMUNICATE.COM INC. a corporation incorporated under the laws of State of Nevada, United States of America

(the “Company”)

OF THE FIRST PART

- and -

C. GEOFFREY HAMPSON,

of the City of Vancouver, in the Province of British Columbia,

(the “Executive”)

OF THE SECOND PART

WHEREAS the Company and the Executive wish to enter into this agreement to set forth the rights and obligations of each of them as regards the Executive’s employment with the Company;

NOW THEREFORE this agreement witnesseth that in consideration of the premises and the terms and conditions herein contained, the parties hereto covenant and agree with each other as follows:

1.

Definitions

In this Agreement the following terms shall have the following meanings respectively:

“Affiliates” has the meaning attributed to such term in the Business Corporations Act (British Columbia) as the same is now constituted;

“Agreement” means this agreement as it may be amended or supplemented from time to time, and the expressions “hereof, “herein”, “hereto”, ‘hereunder”, “hereby” and similar expressions refer to this Agreement and unless otherwise indicated, references to sections are to sections in this Agreement;

“Benefits” has the meaning attributed to such term in section 3.5;

“Board” means the board of directors of the Company

“Business Day” means any day, other than Saturday, Sunday or any statutory holiday in the Province of British Columbia;

Change of Control of the Company” means a transaction or a series of transactions whereby directly or indirectly:

(i)

any Person or combination of Persons acting jointly and in concert (other than the Executive or a corporation controlled directly or indirectly by the Executive) acquires beneficially a sufficient number of securities of the Company to materially affect the control of the Company as provided below. For the purposes of this Agreement, a Person or combination of Persons acting jointly and in concert, holding shares or other securities in excess of the number which, directly or following the conversion or exercise thereof, would entitle the holders thereof to cast 35% or more of the votes attached to all shares of the Company which may be cast to elect directors of the Company, shall be deemed to affect materially the control of the Company, in which case the Change of Control of the Company shall be deemed to occur on the date that is the later of the date that the security representing one more than that required to cast 35% of the votes attached to all shares of the Company which may be cast to elect directors of the Company is acquired or the date on which the Persons acting jointly and in concert agree to so act;

(ii)

the Company shall consolidate or merge with or into, amalgamate with, or enter into a statutory arrangement or business combination with, any other Person (other than a corporation controlled directly or indirectly by the Executive) and in connection therewith, all or part of the outstanding shares of the Company which have voting rights attached thereto shall be changed in any way, reclassified or converted into, exchanged or otherwise acquired for shares or other securities of the Company or any other Person or for cash or any other property and control of the Company is thereby materially affected, as provided above in clause (i), in which case the Change of Control of the Company shall be deemed to occur on the date of closing of the consolidation, merger amalgamation, statutory arrangement or business combination, as the case may be; or

(iii)

the Company shall sell or otherwise transfer, including by way of the grant of a leasehold interest (or one or more subsidiaries of the Company shall sell or otherwise transfer, including without limitation by way of the grant of a leasehold interest) property or assets aggregating more than 50% of the consolidated assets (measured by either book value or fair market value based on the most recent audited financial statements) of the Company and its subsidiaries as of the end of the most recently completed financial year to any other Person or Persons, in which case the Change of Control of the Company shall be deemed to occur on the date of transfer of the assets representing one dollar more than 50% of the consolidated assets;

other than a transaction or series of transactions which involves a sale of assets of the Company with which the Executive is involved as a purchaser in any manner, whether directly or indirectly, and whether by way of participation in a corporation or partnership that is a purchaser or by provision of debt, equity or purchase leaseback financing (but excluding where the Executive’s sole involvement with such a purchase is the ownership of an equity interest of less than 5% of the acquirer where the acquirer is a public company) and the Executive and Persons acting jointly and in concert with the Executive hold securities of the acquirer which, directly, or following the conversion or exercise thereof, would entitle the holders thereof to cast 5% or more of the votes attached to all shares or other interests of the acquirer which may be cast to elect directors or the management of the acquirer.

“Confidential Information” means all confidential or proprietary information, intellectual property (including trade secrets) and confidential facts relating to the business or affairs of the Company or any of its Affiliates;

“Disability” has the meaning attributed thereto in any disability insurance policy carried on the life of the Executive by the Company, provided that if the Company is not carrying such a disability policy, “Disability” means the mental or physical state of the Executive such that the Executive has been unable due to illness, disease or other mental or physical disability to fulfil his obligations as an employee or officer of the Company either for any consecutive 90 day period or for any period of 180 days (whether or not consecutively) in any consecutive 12 month period, or a court of a competent jurisdiction has declared the Executive to be mentally incompetent or incapable of managing his affairs;

“Effective Date” has the meaning attributed to such term in section 2.1;

“Employment Period” has the meaning attributed to such term in section 2.4;

“Just Cause” means the wilful failure of the Executive to properly carry out his duties after notice by the Company of the failure to do so and an opportunity for the Executive to correct the same within 60 days from the date of receipt of such notice, or theft, fraud, dishonesty or material misconduct by the Executive involving the property, business or affairs of the Company or the carrying out of the Executive’s duties, or the conviction of the Executive for any criminal offence which the Board determines in good faith would adversely affect the Executive’s ability to perform his duties hereunder, including a conviction for an offence which adversely reflects on the integrity or reputation of the Executive or the Company;

“Person” includes individuals, partnerships, associates, trusts, unincorporated organizations or a regulatory body or agency, government or governmental agency or authority or entity however designated or constituted;

“Termination Without Cause” or “Terminated Without Cause” have the meaning attributed to such terms in section 6.3;

2.

Employment of the Executive

2.1.

To Be Chief Executive Officer.  The Company shall employ the Executive, and the Executive shall serve the Company, in the position of Chief Executive Officer and a director of the Company, effective as of and from June 1, 2007 (the “Effective Date”), on the terms and conditions and for the remuneration hereinafter set out. In such position, the Executive shall perform or fulfil such duties and responsibilities as the Company may designate from time to time and as are reasonably consistent with the position of a chief executive officer.  In his capacity as an officer and employee of the Company, the Executive shall report to the Board.

2.2.

Performance of Duties.  The Executive hereby agrees to be employed by the Company as herein provided, shall faithfully, honestly and diligently serve the Company and shall, subject to section 2.1 above, carry out such tasks as the Company may from time to time request.  The Executive shall (except in the case of illness or accident) devote all of his working time and attention to his employment hereunder and shall use his best efforts to promote the interests of the Company.

2.3.

Annual Review of this Agreement.  The terms and conditions contained in this Agreement shall be subject to annual review by the Board, representatives of whom shall consult with the Executive in the course of such review.  The Board and Executive will negotiate in good faith any changes to the terms and conditions of this Agreement as are appropriate to reflect the value of the services of the Executive to the Company and the success of the Company in establishing and achieving business goals for the Company, provided however, that if the Board recommends an amendment that would constitute a material change in the remuneration or responsibilities of the Executive, with which the Executive does not agree and the Board persists in insisting on such amendment, the Executive will be entitled to treat such event as Termination Without Cause and the provisions of section 6.3 shall thereby apply effective as of the date of such amendment.

2.4.

Employment Period.  The Executive’s employment hereunder, subject to section 6 hereof, shall be for a five-year term or any extension thereof, commencing from the Effective Date (the “Employment Period”).

3.

Remuneration

3.1.

Base Salary.  During the period of the Executive’s employment hereunder, the Company shall pay the Executive a gross base salary (the “Salary”) in the amount of $300,000 in respect of each year thereof, subject to section 3.2 below, payable in equal instalments on the closest Business Day to the middle and the end of each month during such year.

3.2.

Cost of Living Increase  The Salary shall be increased in respect of each subsequent year during the Employment Period by a percentage equal to the percentage increase (if any) in the consumer price index, all items for Vancouver, as published by Statistics Canada under the authority of the Statistics Act (Canada) (the “CPI”), for the period from June 1, 2007 to June 1 of such subsequent year, less the percentage increase (if any) in the CPI for the period from June 1, 2007 to June 1 of the year in the Employment Period next preceding such subsequent year.

3.3.

Bonus Remuneration.  The Executive may, in respect of each year of his employment hereunder, be entitled to a cash bonus of up to 60% of his Salary for such year of employment as determined by the Board in its sole discretion in accordance with the Company’s ongoing programmes and objectives, which shall be paid within 30 days following the date as of when the audited financial statements for such year have been approved by the Board.

3.4.

Stock Options.  The Board will consider each year during the Employment Period the grant of options to the Executive to purchase common shares of the Company which shall be solely within the discretion of the Board.

3.5.

Benefits.  The Company shall provide to the Executive, in addition to the Salary and any bonus remuneration, all such benefits (the “Benefits”) as it makes available from time to time to the management and other employees of the Company in accordance with and subject to the terms and conditions of the applicable fund, plan or arrangement relating thereto.

3.6.

Automobile.  During the Employment Period, the Company will pay to the Executive a monthly car allowance to compensate the Executive for the use of his personal automobile.

3.7.

Statutory Deductions.  The Company shall deduct from the Salary, any bonus remuneration and any other payments and allowances provided for herein, all such amounts as are required by law to be withheld and deducted at source and shall remit the same to the required governmental authority or agency.

4.

Expenses

The Company shall pay or reimburse the Executive for all travel (including business class flights) and out-of-pocket expenses reasonably incurred or paid by the Executive in the performance of his duties and responsibilities upon presentation of expense statements or receipts or such other supporting documentation as the Company may reasonably require.

5.

Vacation

The Executive shall be entitled during each year of his employment hereunder to vacation with pay of four weeks.  Such vacation shall be taken by the Executive at such time as may be acceptable to the Company having regard to its operations.  Notwithstanding the foregoing, in the event that the Executive’s employment is terminated pursuant to section 6, the Executive shall not be entitled to receive any payment in lieu of any vacation to which he was entitled and which had not already been taken by him except to the extent, if any, of the payments in respect of vacation pay required under applicable law.

6.

Termination

6.1.

Termination for Just Cause.  The Company may terminate the employment of the Executive hereunder at any time for Just Cause without notice and without further obligations to the Executive, including without payment of any kind of compensation either by way of anticipated earnings or damages of any kind.

6.2.

Termination by Death.  The Executive’s employment hereunder shall be terminated upon the death of the Executive, in which case the Company shall pay all Salary and vacation pay earned to the date of death but unpaid to the estate of the Executive, however, no other amounts either by way of bonus remuneration, anticipated earnings or damages of any kind shall be paid.

6.3.

Termination without Just Cause and without Notice.  The Company may terminate the employment of the Executive hereunder, in its sole discretion, without notice and without Just Cause (“Termination Without Cause” or “Terminated Without Cause”), effective immediately upon the date as of when the Executive is advised of such termination, and in such case the Company shall:

(a)

pay the Executive a severance allowance equivalent to the aggregate of:

(i)

one year of the Executive’s then current Salary; and

(ii)

an amount equivalent to the Executive’s annualized entitlement to bonus remuneration as provided below,

in a lump sum within two weeks following the date of such termination;

(b)

pay to the Executive all outstanding vacation pay and any earned but unpaid Salary up to the date of such termination within two weeks of the date of such termination;

(c)

reimburse the Executive for any business expenses incurred by him up to and including the date of such termination following provision by the Executive of applicable receipts; and

(d)

ensure that it has complied with all statutory obligations imposed by applicable law.

Unless otherwise agreed with the Company, all payments on account of Benefits shall cease and the Company shall be under no further obligation with respect thereto upon the termination of the Executive’s employment hereunder.  For the purpose of clause (ii) of subsection 6.3(a) above, annualized entitlement to bonus remuneration shall be equal to the arithmetic average of the annual bonuses paid to the Executive during the three completed years prior to the year in which his termination occurs, provided that if such termination occurs prior to the completion of three years of the Executive’s employment hereunder, entitlement to bonus remuneration shall be calculated, mutatis mutandis, on the basis of the annual bonuses paid or payable to the Executive in respect of the completed year or years, if any, prior to the year of such termination.

The payments referred to in clause (a) of this section 6.3 above shall be guaranteed and shall not be subject to set-off or deduction as a result of the Executive obtaining alternative employment following such termination or otherwise mitigating any damages arising from such termination.  Further, such payments are inclusive of all statutory obligations, including statutory termination and severance payments, which may be owed to the Executive.

6.4.

Termination following a Change of Control.  In the event of a Change of Control of the Company, the Executive may elect to resign his employment by giving written notice to the Company within 60 days following the date of occurrence of such Change of Control of the Company, in which event the Executive’s employment hereunder shall be deemed to have been Terminated Without Cause by the Company and the provisions of section 6.3 shall thereby apply effective as of the date of such notice.

6.5.

Termination Without Cause upon Disability.  If the employment of the Executive is terminated by the Company because of a Disability, the Executive shall be deemed to have been Terminated Without Cause and the provisions of section 6.3 hereof shall thereby apply effective as of the date of such termination, provided that the amount payable to the Executive under subsection 6.3(a) hereof shall be reduced by an amount equal to the aggregate amount of any disability benefits payable to the Executive under any disability insurance carried by the Company in respect of the year immediately following the date of such termination.

6.6.

Cessation of Duties and Obligations of the Company.  Unless otherwise agreed, the Executive shall upon receiving any notice of termination of his employment hereunder, whether or not purported to constitute prior notice, forthwith cease to perform his duties and responsibilities and cease to attend the Company’s premises.  The Company’s obligations pursuant to this section 6 with respect to the termination of the Executive’s employment hereunder shall commence as of the date of receipt of such notice of termination except where otherwise provided herein.

6.7.

Resignation or Retirement of the Executive.  The Executive shall provide the Company with three months prior written notice of his resignation or retirement from the Company, except in the case of Change of Control of the Company in respect of which section 6.4 hereof is applicable.

6.8.

Material Change in Duties and Responsibilities.  If there has been a material change in the Executive’s duties and responsibilities such as he is required to assume duties that are not consistent with, or to relinquish duties that are consistent with, those set out in section 2.1 or a material reduction in his annual remuneration, and such change is unacceptable to the Executive, the Company shall be considered for all purposes of this agreement to have delivered a notice of Termination Without Cause on the date of such change terminating the Executive’s employment and section 6.3 hereof shall thereby apply effective as of such date.

6.9.

Deductions and Withholdings.  All payments made to the Executive pursuant to this section 6 shall be subject to applicable deductions and withholdings.

6.10.

Complete Satisfaction.  Compliance by the Company with its obligations pursuant to this section 6 hereof shall constitute full and final satisfaction of any entitlement which the Executive may have with respect to the termination of his employment hereunder, including without limitation, any entitlement to notice, pay in lieu of notice or severance, whether arising under contract, statute or otherwise, and the Executive shall have no action, cause of action, claim or demand, either under statutory or common law, against the Company or any other Person as a consequence of such termination.

6.11.

Return of Property.  In the event of the termination of the Executive’s employment hereunder for any reason, including resignation or retirement, the Executive will immediately return to the Company all property of the Company in his possession or under his control.

7.

Inventions, Etc.

7.1

The Executive agrees that any and all operational and scientific information, including but not limited to, marketing, business plans, formulae, processes, designs, computer software and programmes and inventions which the Executive may conceive or make or have conceived or made in the course or arising out of his employment with the Company (collectively, the “Works”) shall be and are the sole and exclusive property of the Company and shall be disclosed by the Executive to the Company.  The Executive shall, whenever requested to do so by the Company, and without any obligation on the part of the Company to pay any royalty or other compensation to the Executive, at the Company’s expense execute and sign any and all applications, assignments or other instruments and do all other things which the Company may deem necessary or appropriate:

(i)

in order to apply for, obtain, maintain, enforce or defend letters patent in Canada or in any foreign country for any Works; or

(ii)

in order to assign, transfer, convey or otherwise made available to the Company the sole and exclusive rights, title and interest in and to any Works.

The Executive also agrees to waive in whole any moral rights which it may have in any Works or any part or parts thereof.

8.

Non-Competition

The Executive shall not during the Employment Period and the 12 months immediately thereafter (except in the event of a Change of Control of the Company), directly or indirectly, in any manner whatsoever including, without limitation, either individually, or in partnership, jointly or in conjunction with any other Person, or as an employee, principal, agent, director or shareholder:

(i)

be engaged in any undertaking;

(ii)

have any financial or other interest (including an interest by way of royalty or other compensation arrangements) in or in respect of the business of any Person; or

(iii)

advise, lend money to, guarantee the debts or obligations of any Person which carries on a business;

anywhere in Canada which is the same as or substantially similar to or competes with or would compete with the business carried on by the Company or any of its Affiliates during the Employment Period.

Notwithstanding the foregoing, nothing herein shall prevent the Executive from owning up to 5% of the issued shares of a corporation, the shares of which are listed on a recognized stock exchange or publicly traded on an over-the-counter market, which carries on a business which is the same as or substantially similar to or which competes with or would compete with the business of the Company or any of its Affiliates.

9.

No Solicitation of Customers

The Executive shall not, during the Employment Period and for the 12 months immediately thereafter (except in the event of a Change of Control of the Company), directly or indirectly, contact or solicit any designated customers of the Company or any of its Affiliates for the purpose of selling to the designated customers any services or products which are the same as or substantially similar to, or in any way competitive with, the services or products sold by the Company or any of its Affiliates during the Employment Period. For the purpose of this section, a designated customer means a Person who was a customer of the Company or of any of its Affiliates during some part of the Employment Period.

10.

No Solicitation of Employees

The Executive shall not, during the Employment Period and for the 12 months immediately thereafter (except in the event of a Change of Control of the Company), directly or indirectly, employ or retain as an independent contractor any employee of the Company or any of its Affiliates or induce or solicit, or attempt to induce, any such Person to leave his or her employment.

11.

Confidentiality

The Executive shall not, either during the Employment Period hereunder or at any time thereafter, directly or indirectly, use or disclose to any Person any Confidential Information provided, however, that nothing in this section shall preclude the Executive from disclosing or using Confidential Information, if:

11.1.

the Confidential Information is available to the public or in the public domain at the time of such disclosure or use, without breach of this Agreement;

11.2.

disclosure of the Confidential Information is required to be made by any law, regulation, governmental authority or court; or

11.3.

the Confidential Information was received by the Executive after termination of the Employment Period from a third party who had a lawful right to disclose it to the Executive.

12.

Remedies

The Executive acknowledges that a breach or threatened breach by the Executive of the provisions of sections 8 to 11, inclusive, may result in the Company and its shareholders suffering irreparable harm which is not capable of being calculated and which cannot be fully or adequately compensated by the recovery of damages alone. Accordingly, the Executive agrees that the Company shall be entitled to interim and permanent injunctive relief, specific performance and other equitable remedies, in addition to any other relief to which the Company may become entitled.

13.

Co-operation by Executive

The Executive shall co-operate in all respects with the Company if the question arises as to whether a Disability has occurred. Without limiting the generality of the foregoing, the Executive shall authorize the Executive’s medical doctor or other health care specialist to discuss the condition of the Executive with the Company and shall submit to examination by a medical doctor or other health care specialist selected by the Company, acting reasonably.

14.

Representation of Executive

The Executive represents and warrants to the Company that he is not a party to, or bound by, any agreement or understanding with any other Person that precludes or restricts his ability and entitlement in any way to carry out his duties of employment with the Company as contemplated herein, free and clear of any claims or liabilities of whatsoever nature.

15.

Arbitration

(a)

Any dispute between the parties hereto in respect of the interpretation of this Agreement or otherwise arising under this Agreement which cannot be resolved by the parties acting in good faith within a period of 30 days following the giving of a written notice by one party to the other party hereto (the “Notice Period”) will be determined by arbitration.

(b)

If a dispute is not resolved within the Notice Period, either party hereto may thereafter by written notice delivered to the other party hereto demand arbitration of such dispute as herein provided.

(c)

Upon a demand for arbitration as set forth above, the parties hereto will within 10 days from the date on which notice of the demand is given, appoint a single arbitrator to resolve the dispute and, failing such appointment, either party may apply to have a single arbitrator appointed by the British Columbia International Commercial Arbitration Centre in which case the dispute shall be arbitrated in accordance with such Centre’s Rules of Procedure.

(d)

The place of arbitration will be Vancouver, British Columbia and the decision of the arbitrator will be final and binding upon the parties hereto.

(e)

All costs of the arbitration, other than the costs of any counsel engaged by the Executive, will be for the account of the Company.

16.

Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided, except that any notice of termination by the Company under section 6 shall be hand-delivered or given by registered mail. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the fourth Business Day after the post-marked date thereof, or if mailed by registered mail, shall be deemed to have been received on the day such mail is delivered by the post office, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the Business Day following the sending, or if delivered by hand shall be deemed to have been received at the time it is delivered in person to the Executive or to the Company at its address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the Company. Notice of change of address shall also be governed by this section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this section. Notices and other communications shall be addressed as follows:

(a)

if to the Company:

Communicate.com Inc.

Suite 600

1100 Melville Street

Vancouver, British Columbia

V6E 4A6

(b)

if to the Executive:

C. Geoffrey Hampson

2476 West 5th Ave

Vancouver, British Columbia

V6K 1S8

17.

Headings

The inclusion of headings in this Agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.

18.

Invalidity of Provisions

Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision thereof.

19.

Entire Agreement

This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement. This Agreement supersedes and replaces all prior agreements if any, written or oral, with respect to the Executive’s employment by the Company and any rights which the Executive may have by reason of any such prior agreement. There are no warranties, representations or agreements between the parties in connection with the subject matter of this Agreement except as specifically set forth or referred to in this Agreement. No reliance is placed on any representation, opinion, advice or assertion of fact made by the Company or its directors, officers and agents to the Executive, except to the extent that the same has been reduced to writing and included as a term of this Agreement. Accordingly, there shall be no liability, either in tort or in contract, assessed in relation to any such representation, opinion, advice or assertion of fact, except to the extent aforesaid.

20.

Waiver, Amendment

Except as expressly provided in this Agreement, no amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

21.

Currency

All amounts in this Agreement are stated and shall be paid in Canadian currency.

22.

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

23.

Counterparts

This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

24.

Acknowledgment

The Executive acknowledges that:

24.1.

the Executive has had sufficient time to review and consider this Agreement thoroughly;

24.2.

the Executive has read and understands the terms of this Agreement and the Executive’s obligations hereunder; and

24.3.

the Executive has been given an opportunity to obtain independent legal advice, or such other advice as the Executive may desire, concerning the interpretation and effect of this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

COMMUNICATE.COM INC.

	By:	/s/ David M. Jeffs
Witness
)
)
/s/ witness	)	/s/ C. Geoffrey Hampson
C. GEOFFREY HAMPSON